Commitments and contingencies	6 Months Ended
Jun. 30, 2025
Commitments And Contingencies [Abstract]
Commitments and Contingencies

14	Commitments and contingencies
Withholding, indirect and gaming taxes
The Group reviews tax developments at each reporting date to determine if a provision should be recorded or a contingency disclosed. The Group assesses its tax liabilities taking into account current (and enacted but not yet implemented) tax law in conjunction with advice received from professional advisers and/or legal counsel. Management have assessed that the financial effect of such contingencies are either possible or probable but generally cannot be reliably measured due to considerable uncertainty regarding amount and/or timing. Those for which a reliable measurement could be obtained have been recognized as provisions in note 12.
Jumpman Limited is subject to various assessments from His Majesty's Revenue and Customs (the "HMRC") totaling £21.5 million ($25.2 million) in respect of Remote Gaming Duty ("RGD") from 2018 to 2022. On September 5, 2024, Jumpman amended its existing grounds of appeal to the Tribunal arguing that the original assessments should be nullified. On December 24, 2024, the Tribunal acknowledged receipt of Jumpman's application and the preliminary date for the hearing is set for August 2025. On March 11, 2025, the Company received a revised assessment regarding the RGD for the periods 2018 to 2022, which has reduced the total assessment to £13.3 million ($15.6 million). A First-Tier Tax Tribunal hearing was held on August 26 and 27, 2025, and judgment was reserved. Judgment is expected to be delivered within 12 weeks. The Company's legal counsel remains of the view that the Company has a strong and sound argument. The Group does not consider it probable that the assessments will ultimately be payable, and as such, no provision has been made.
Legal contingencies
The business is party to pending litigation in various jurisdictions and with various plaintiffs in the normal course of business, including claims from customers within such jurisdictions as Austria, Germany and the Netherlands. The Group takes legal advice as to the likelihood of success of claims and counterclaims. No provision is recorded where, due to inherent uncertainties, no accurate quantification of any cost, or timing of such cost, which may arise from any of the legal proceedings can be determined.
Other contractual commitments
The Group entered into definitive agreements on May 8, 2024 to assume full control of its sportsbook software technology owned by Fusion. The completion of the agreement is is contingent upon receiving customary regulatory approvals. Should these approvals not be secured by December 31, 2025, the transaction will be cancelled automatically and cease to have effect, unless an extension is agreed upon by the parties. An addendum to the agreement was signed on April 28, 2025.
The Financial Surveillance Department ("FinSurv") of the South African Reserve Bank, has initiated an engagement with Raging River Proprietary Limited ("Raging River, the Company or fellow Group subsidiary"), a fellow Group subsidiary incorporated in South Africa, regarding historical transactions involving the transfer of funds from the Company to foreign / non-South African resident entities within the Super Group (SGHC) Limited group structure, allegedly in breach of the South African Exchange Control Regulations. These transfers were made in exchange for amongst other things, services and licenses provided to Raging River under various agreements. FinSurv's investigation into these transactions and engagements with the Company remain ongoing. The Company may be required to deposit an immaterial amount with FinSurv for the duration of the investigation. No obligation has been accounted for as at June 30, 2025, as the amount of any potential obligation cannot at this stage be measured with sufficient reliability.